Prospectus supplement dated August 19, 2015
to the following prospectus(es):
Survivor Options Premier (NLAIC) prospectus dated May 1, 2008
Options VL (NLAIC) prospectus dated May 1, 2002
Survivor Options Plus (NLIC) and Special Product (NLIC) prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Effective July 1, 2015, Wells Capital Management (WellsCap), along with the rest of the Asset Management Division of Wells Fargo, rebranded under one name and logo: Wells Fargo Asset Management. This change was made strictly to unify and utilize the recognizable brand identity of Wells Fargo. No other changes are made, materially or otherwise, to WellsCap or to the underlying subaccounts in the product to which WellsCap is a subadviser.
2) On June 24, 2015, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization of Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio (the “Target Fund”) into Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio (the “Surviving Fund”). The merger is expected to occur on or about November 6, 2015 (the “Merging Date”). Effective on or about November 4, 2015 (the “Closing Date”), the Target Fund will no longer be available to receive transfers or new purchase/premium payments. After the Merging Date, the Target Fund will be dissolved. Any allocations made to the Target Fund will be automatically allocated to the Surviving Fund, subject to availability. As such, the following changes apply to the contract/policy:
•	Effective on the Closing Date, the Surviving Fund is added as an investment option under the contract/policy, and the following disclosure is added to Appendix A: Subaccount Information:
Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: S Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	The Fund seeks growth of capital.
•	Effective on the Merging Date, any and all references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
•	Effective on the Merging Date, any and all allocations to the Target Fund are transferred to the Surviving Fund.
•	The Surviving Fund is no longer available to receive transfers or new purchase/premium payments effective November 6, 2015.
GWP-0563